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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 1997

                                 OMNICARE, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          1-8269                                         31-1001351
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(Commission File Number)                    (IRS Employer Identification No.)

           50 East River Center Boulevard, Covington, Kentucky 41011
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           (Address of principal executive offices)         (Zip code)

       Registrant's telephone number, including area code: (606) 291-6800
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Item 5.    OTHER EVENTS

     On December 1, 1997, Omnicare, Inc. issued the following press release:

        OMNICARE TO MAKE PRIVATE OFFERING OF $300 MILLION OF CONVERTIBLE
                            SUBORDINATED DEBENTURES


     CINCINNATI, OHIO, DECEMBER 1, 1997 ... Omnicare, Inc. (NYSE:OCR) today announced that it intends to raise approximately $300 million through a private placement of convertible subordinated debentures due 2007. The debentures will be unsecured, subordinated obligations, convertible into Omnicare common stock and non-callable for a period of three years.

     The Company intends to use the net proceeds of the offering for the repayment of bank debt under its revolving credit facility, the funding of potential acquisitions and other general corporate purposes.

     The offering, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers and accredited investors, and outside the United States to non-U.S. investors. The securities offered have not been registered under the Securities Act of 1933 or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy either the debentures or the common stock of Omnicare.

     Omnicare is a leading independent provider of pharmacy and related consulting services for long-term care facilities such as nursing homes, retirement centers and other institutional health care facilities. Omnicare currently provides pharmacy and related consulting services to approximately 434,000 residents in over 5,400 long-term care facilities and other institutional health care settings in 36 states.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                          Omnicare, Inc.
                                                  -----------------------------
                                                           (Registrant)

                                                      /s/ DAVID W. FROESEL, JR.
                                                  By: -------------------------
Date: December 1, 1997                            David W. Froesel, Jr.
                                                  Senior Vice President and
                                                  Chief Financial officer
                                                  (Principal Financial and
                                                   Accounting Officer)